Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the report on Form 10-K/A of Odyssey Re Holdings Corp. (the “Company”) containing the financial statements of the Company for the fiscal year ended December 31, 2005 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Andrew A. Barnard, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ANDREW A. BARNARD
Andrew A. Barnard
President and Chief Executive Officer

October 16, 2006

A signed original of this written statement required by Section 906 has been provided to Odyssey Re Holdings Corp. and will be retained by Odyssey Re Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.